UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2013

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 751-7507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Facility Amendment

On June 7, 2013, NRP (Operating) LLC (“NRP Operating”) and its subsidiaries entered into an amendment to the 5-year, $300 million revolving credit facility (the “Credit Facility Amendment”) with Citibank, N.A., as administrative agent. The Credit Facility Amendment amends (i) the restricted payments covenant to permit any restricted payment by NRP Operating and its subsidiaries so long as no event of default exists at the time of or would result from such restricted payment, and (ii) the investments covenant to permit any investment in a joint venture so long as, immediately after giving effect to such investment, no default has occurred and is continuing and NRP Operating is in pro forma compliance with the financial covenants in the revolving credit facility.

A copy of the Credit Facility Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Credit Facility Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Term Loan Agreement Amendment

Also on June 7, 2013, NRP Operating and its subsidiaries entered into an amendment to the 3-year, $200 million unsecured term loan agreement (the “Term Loan Amendment”) with Citibank, N.A., as administrative agent. The Term Loan Amendment amends (i) the restricted payments covenant to permit any restricted payment by NRP Operating and its subsidiaries so long as no event of default exists at the time of or would result from such restricted payment, (ii) the investments covenant to permit any investment in a joint venture so long as, immediately after giving effect to such investment, no default has occurred and is continuing and NRP Operating is in pro forma compliance with the financial covenants in the term loan agreement, and (iii) the provision regarding application of any prepayments of the term loan so that any such prepayments will be applied in forward order of maturity.

A copy of the Term Loan Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Term Loan Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to the Second Amended and Restated Credit Agreement, dated as of June 7, 2013.

10.2	First Amendment to Term Loan Agreement, dated as of June 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP, Its General Partner

	By:	GP NATURAL RESOURCE PARTNERS LLC Its General Partner

Dated: June 10, 2013	By:	/s/ Wyatt L. Hogan
Name: Wyatt L. Hogan Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the Second Amended and Restated Credit Agreement, dated as of June 7, 2013.

10.2	First Amendment to Term Loan Agreement, dated as of June 7, 2013.